UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 10, 2004

                              Trinity3 Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                  000-26651                   65-0884085
        (State or other             (Commission               (I.R.S. Employer
jurisdiction of incorporation)      File Number)             Identification No.)

                           1920 Main Street, Suite 980
                            Irvine, California 92614
               (Address of principal executive offices) (zip code)

                          (949) 910-2383 (Registrant's
                     telephone number, including area code)

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

         On December 10, 2004, in connection with a consulting agreement entered into with Jeffrey S. Willmann, we issued to Mr. Willmann warrants to purchase a total of up to 300,000 shares of our common stock, restricted in accordance with Rule 144, at an exercise price of $0.06 per share. Mr. Willmann will be assisting us with identifying potential acquisition targets, assisting with the development of new business, and client expansion. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was an accredited investor.

EXHIBITS

Item No.   Description

10.1       Consulting Agreement by and between Trinity3 Corporation and Jeffrey
           S. Willmann dated December 10, 2004

10.2       Trinity3 Corporation Warrant dated December 10, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004                Trinity3 Corporation,
                                        a Delaware corporation


                                        /s/  Steven D. Hargreaves
                                        ----------------------------------------
                                        By:  Steven D. Hargreaves
                                        Its: President and
                                             Chief Financial Officer


                                        /s/  Shannon T. Squyres
                                        ----------------------------------------
                                        By:  Shannon T. Squyres
                                        Its: Chief Executive Officer and
                                             Secretary


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